                                                                  EXHIBIT (A)(2)



                             Letter of Transmittal
                       to Tender Shares of Common Stock
                                      of
                                  Cucos Inc.
             Pursuant to the Offer to Purchase dated July 14, 2000
                                      by
                   Jacksonville Restaurant Acquisition Corp.

  The Offer, proration period and withdrawal rights will expire at 5:00 p.m., Eastern Time, on Friday, August 11, 2000 unless the Offer is extended


                       The Depositary for the Offer is:


                            Hibernia National Bank


By Mail:                   By Overnight Courier:          By Hand:

P.O. Box 61540             313 Carondelet Street          313 Carondelet Street
New Orleans, LA 70161      New Orleans, LA  70130         7th Floor
                           Attention:  Trust Department   New Orleans, LA 70130


By Facsimile Transmission for                    For Confirmation by Telephone
   Eligible Institutions and                            (504) 533-5586
     Confirmation:
     (504) 533-2838

     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile to a number other than as set forth above, will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.

     You should read carefully the instructions contained within this Letter of Transmittal before you complete this Letter of Transmittal.

     This Letter of Transmittal is to be used by shareholders of Cucos Inc. (the "Company") if certificates for Shares (as defined below) are to be forwarded herewith.

     If certificates for your Shares (the "Share Certificates") are not immediately available, or you cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined of the Offer to Purchase), you must tender your Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

-------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered        Share Certificate        Total Number of          Number
Holder(s) (Please fill in, if blank)         Number(s)                Shares Represented       of Shares
                                                                      by Certificate(s)        Tendered*
-------------------------------------------------------------------------------------------------------------------
                                             ----------------------------------------------------------------------

                                             ----------------------------------------------------------------------

                                             ----------------------------------------------------------------------

                                             ----------------------------------------------------------------------

                                               Total
                                             ----------------------------------------------------------------------
  * Unless otherwise indicated, all Shares represented by certificates delivered to the Depository will be deemed to have been tendered.  See Instruction 4.
-------------------------------------------------------------------------------------------------------------------


[_]  Check here if certificates have been lost or mutilated. See Instruction 11.

     The names and addresses of the registered holders of the tendered Shares should be printed, if not already printed above, exactly as they appear on the Share Certificates tendered hereby.

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
FOLLOWING:

Name(s) of Registered Holder(s): _____________________________________________

Window Ticket Number (if any): _______________________________________________

Date of Execution of Notice of Guaranteed Delivery: __________________________

Name of Eligible Institution that Guaranteed Delivery: _______________________

                   Note: Signatures must be provided below.

Ladies and Gentlemen:

     The undersigned hereby tenders to Jacksonville Restaurant Acquisition Corp., a Delaware corporation ("Purchaser"), the above-described shares of common stock, no par value per share (the "Shares"), of Cucos Inc., a Louisiana corporation (the "Company"), under Purchaser's offer to purchase up to a total of 1,200,000 of the outstanding Shares, at a purchase price of $1 per Share, net to the seller in cash (the "Offer Price"), without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 14, 2000, and in this Letter of Transmittal

(which together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged.

     Upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, "Distributions")) and irrevocably constitutes and appoints Hibernia National Bank (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for Shares (and any and all Distributions), together with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints James W. Osborn and Nicholas J. Damadeo in their respective capacities as officers or directors of Purchaser, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Company's shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's shareholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby and that, when the shares are accepted for payment by the Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions free and clear of all liens, restrictions, charges and encumbrances, and the Shares will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer (and, if the Offer is extended or amended, the terms or conditions of any extension or amendment). Purchaser's acceptance of the Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms or conditions of any extension or amendment), as well as the undersigned's representation and warranty to Purchaser and the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) the tender of such Shares complies with Rule 14e-4 of the Exchange Act. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with applicable law, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

     The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment under the Offer.


    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 1,5,6 and 7)           (See Instructions 1,5,6 and 7)
  ---------------------------------        ---------------------------------

To be completed ONLY if the check for      To be completed ONLY if the check for
the purchase price of Shares               the purchase price of Shares accepted
accepted for payment and/or                for payment and/or certificates
certificates representing Shares not       representing Shares not tendered or
tendered or accepted for payment are       accepted for payment are to be sent
to be issued in the name of someone        to someone other than the
other than the undersigned.                undersigned, or to the undersigned at
                                           an address other than that shown
Issue: [_] Check and/or [_]                under "Description of Shares
   Certificate(s) to:                      Tendered."

Name: _____________________________
                                           Mail: Check and/or [_]
Address: __________________________            Certificate(s) to
             (Include Zip Code)
                                           Name: _____________________________
_____________________________________
(Taxpayer Identification or Social         Address: ___________________________
        Security Number)                                     (Include Zip Code)
                                           ___________________________________
                                            (Taxpayer Identification or Social
                                                     Security Number)



                                   IMPORTANT
                            SHAREHOLDER SIGN HERE:
                    (Complete Substitute Form W-9 Included)

 _____________________________________________________________________________

 _____________________________________________________________________________
                           (Signature(s) of Owner(s))

 Name(s):______________________________________________________________________

________________________________________________________________________________
                                (Please Print)

Capacity (Full Title):__________________________________________________________
                              (See Instructions)

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Taxpayer Identification or Social Security Number:______________________________
                                                    (See Substitute Form W-9)

Dated: ___________________________, 2000

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)
                    (If required--See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
BELOW.

Authorized Signature(s):________________________________________________________

Name:___________________________________________________________________________
                                (Please Print)

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________
                                                              (Include Zip Code)
Area Code and Telephone Number: ________________________________________________

Dated: __________________________, 2000

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     To complete the Letter of Transmittal, you must do the following:

     .    Fill in the box entitled "Description of Shares Being Tendered."

     .    Sign and date the Letter of Transmittal in the box entitled "Sign
          Here."

     .    Fill in and sign in the box entitled "Substitute Form W-9."

     In completing the Letter of Transmittal, you may, but are not required to, do the following:

     . If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

     . If you want any certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

     . If you want any payment for Shares or certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

     If you complete the box entitled "Special Payment Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

     1. Guarantee of Signatures. All signatures on this letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby and such holder(s) has not completed either the box entitled "Special Payment Instructions" or (ii) such Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or if payment is to be made, or a Share Certificate not accepted for payment and not tendered is to be returned, to a person other than the registered holder(s), then such Share Certificate must be endorsed or accompanied by appropriate stock powers in either case signed exactly as the name(s) of the registered holder(s) appears on such Share Certificate, with the signatures on such Share Certificate or stock powers guaranteed as described above. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders if certificates are to be forwarded herewith. Share Certificates evidencing tendered Shares, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or before the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, or who cannot deliver all other required documents to the Depositary on or before the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery under the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under this procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or before the Expiration Date; and (iii) the Share Certificates evidencing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ National Market trading days after the date of execution of such Notice of Guaranteed Delivery.

     The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents is at the option and the risk of the tendering shareholder, and delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. If fewer than all the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shared Tendered." In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment to be made or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order under the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the Shares tendered hereby.

     7. Special Payment and Delivery Instructions. If a check for the purchase price is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether the shareholder is subject to backup withholding of U.S. federal income tax. If a tendering shareholder is subject to backup withholding, the shareholder must cross out item (2) of the Certification Box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to U.S. federal income tax withholding of 31% of any payments made to the shareholder, but such withholdings will be refunded if the tendering shareholder provides a TIN within 60 days. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of the payment of purchase price to the tendering shareholder pursuant to the Offer, the Depositary will withhold 31% on such payments.

     Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     9. Requests for Assistance of Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to Mary Ann Brockhaus at the address and phone number set forth below, or from brokers, dealers, commercial banks or trust companies.

     10. Waiver of Conditions. Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered. See Section 16 of the Offer to Purchase.

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Company's registrar and transfer agent, Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016, telephone number 1-(800) 368-5948. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     Important: This Letter of Transmittal (or a manually signed facsimile hereof) together with any required signature guarantees, and any other required documents, and certificates for tendered Shares, must be received by the Depositary prior to the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

                           Important Tax Information

     Under the federal income tax laws, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct TIN on the Substitute Form W-9 below. If the shareholder is an individual, the TIN is the shareholder's Social Security Number. If a tendering shareholder is subject to backup withholding, the shareholder must cross out item (2) of the Certification Box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to the shareholder may be subject to backup withholding of 31%.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the individual must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. Exempt shareholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased under the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct or that such shareholder is awaiting a TIN.

What Number to Give the Depositary

     The shareholder is required to give the Depositary the Social Security Number or Employer Identification Number of the record holder of the Shares. If the Shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will withhold 31% of payments made for the shareholder, but such withholdings will be refunded in the tendering shareholder provides a TIN within 60 days.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
--------------------------------------------------------------------------------
            PAYOR'S NAME: Jacksonville Restaurant Acquisition Corp.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
        Substitute                   PART 1a -- PLEASE PROVIDE             TIN______________________________________
                                     YOUR TIN IN THE BOX AT                   Social Security Number or
        Form W-9                     THE RIGHT AND CERTIFY BY              Employer Identification Number
                                     SIGNING AND DATING
Department of the Treasury           BELOW.   (For most individuals,       Name:____________________________________
 Internal Revenue Service            this is your social security
                                     number.  If you do not have a         Address:_________________________________
Payer's Request for Taxpayer         number, see enclosed Guidelines       _________________________________________
 Identification Number (TIN)         for Certification of Taxpayer                     (Number and Street)
                                     Identification Number on              _________________________________________
                                     Substitute Form W-9).                                   (City)
                                                                           _________________________________________
                                                                           (State)           (Zip Code)
                                    ---------------------------------------------------------------------------------------
                                     PART 1b -- Please check the box at right if you have applied for
                                     and are awaiting receipt of your TIN.                                    [_]

                                    ---------------------------------------------------------------------------------------
                                     PART 2 -- For Payees exempt from backup withholding, please write "Exempt" here.  (See instructions).

---------------------------------------------------------------------------------------------------------------------------
PART 3 -- Certification-- Under penalties of perjury, I certify that:
(X)  The number shown on this form is my correct TIN (or I am waiting for a number to be issued to
     me), and
(Y)  I am not subject to backup withholding because:
     (a) I am exempt from backup withholding,
     (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
     (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification of Instructions--You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (Y).

---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE ______________________________________________________             DATE ___________________________________, 2000
---------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     You must complete the following certificate if you checked the box in Part 1(b) of the Substitute Form W-9 Indicating you have applied for, and are awaiting receipt of, your TIN.

--------------------------------------------------------------------------------
             Certificate of Awaiting Taxpayer Identification Number

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that (1) I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Payor by the time of payment, 31% of all reportable payments made to me pursuant to this Offer will be withheld.

______________________________            ___________________________________
          SIGNATURE                                        DATE
--------------------------------------------------------------------------------


     Manually signed facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth on the first page.

     Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be directed to James W. Osborn or Mary Ann Brockhaus at the telephone number and location listed below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                                  Cucos Inc.
                            110 Veterans Boulevard
                                   Suite 222
                          Metairie, Louisiana 70005

     James W. Osborn                               Mary Ann Brockhaus
     (504) 835-0306                                (504) 836-3111